Summary Prospectus May 1, 2015 Class I and P Shares Small-Cap Equity Portfolio
This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, as may be supplemented or amended from time to time, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.pacificlife.com/PacificSelectFund.htm. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time)
Annuity Financial Advisors:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time)
The Fund’s statutory prospectus and statement of additional information, both dated May 1, 2015, as may be supplemented or amended from time to time, are incorporated by reference into this summary prospectus.

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.75%	0.75%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%
Total Annual Fund Operating Expenses	1.01%	0.81%
Less Fee Waiver[2]	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses after Fee Waiver	0.91%	0.71%

1 Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 PLFA has agreed to waive 0.10% of its management fee through April 30, 2016. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the sub-advisory agreement with Franklin Advisory Services, LLC or BlackRock Investment Management, LLC is terminated.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$93	$312	$548	$1,227
Class P	$73	$249	$440	$992

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 20% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in securities of companies with small market capitalizations, including instruments with characteristics of small-capitalization equity securities (such as derivatives). The sub-advisers generally consider a company to be a small-capitalization company if it has a market capitalization that is no more than: (1) the largest market capitalization of a company in the Russell 2000 Value Index as of the most recent month-end; or (2) the average of the month-end largest market capitalization of a company in the Russell 2000 Value Index over the prior 12 months. As of December 31, 2014, those capitalization amounts were (1) $5 billion and (2) $6.3 billion, respectively.

The Fund invests mainly in common stocks of small, publicly traded companies.

This Fund is sub-advised by both Franklin Advisory Services, LLC (“Franklin”) and BlackRock Investment Management, LLC

(“BlackRock”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA has selected the Fund’s current sub-advisers because of their different approaches to investing in securities of companies with small market capitalizations. Each sub-adviser has its own investment style and acts independently of the other. Franklin uses an active management style; BlackRock uses an index management style and seeks to track the performance of the Fund’s benchmark index. PLFA allocates the Fund’s assets between Franklin and BlackRock and may change the allocation or rebalance at any time. PLFA allocates assets to the sub-advisers to increase diversification among securities and investment styles in seeking to increase the Fund’s potential for investment return while managing its risk and volatility.

Franklin managed portion: Franklin generally invests its portion of the Fund’s assets in common stocks that it believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, Franklin focuses on companies that have one or more of the following characteristics.

• Stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales — all relative to the market, a company’s industry or a company’s earnings history.

• Recent sharp price declines but the potential for good long-term earnings prospects, in the sub-adviser’s opinion.

• Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

In addition to price, Franklin, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

Franklin employs a bottom-up stock selection process.

Franklin may invest up to 25% of its portion of the Fund’s assets in securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

Franklin may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

BlackRock managed portion: BlackRock invests its portion of the Fund’s assets in securities that are included in the Russell 2000 Value Index or have economic characteristics similar to securities included in that index. The Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. BlackRock principally invests in common stock.

The Fund will generally hold any number of the stocks in the index and tries to match its sector weightings and characteristics. BlackRock periodically reviews and rebalances the Fund’s investments to more closely track the performance of the index. BlackRock will not, however, actively manage its portion of the Fund or carry out a financial analysis of its holdings.

BlackRock will not deviate from the above noted strategies at any time for any reason.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may be affected by the following principal risks:

Franklin managed portion

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

BlackRock managed portion

• Passive Management Risk: A passive investment strategy attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which generally seeks to outperform a benchmark index. As a result, a passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of the current or projected performance of a specific security, industry or market sector, which could cause the index fund’s return to be lower than if the fund were actively managed. Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

• Tracking Error Risk: Performance of the Fund may vary, sometimes substantially, from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index as a result of cash flows, liquidity constraints, regulatory requirements, expenses and transaction costs, ongoing differences between the index composition and the Fund’s investments, changes to the index composition, and other factors.

Additional principal risks

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage, changes in markets in which the issuer offers good or services, and reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies.

• Underlying Fund Risk: Because the Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q4 2011: 18.84%; Q3 2011: (21.36%)

Average Annual Total Returns (For the periods ended December 31, 2014)	1 year	5 years	Since Inception
Class I (incepted May 2, 2005)	1.71%	13.14%	10.33%
Class P (incepted May 2, 2011)	1.91%	N/A	10.23%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	4.22%	14.26%	8.18%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Advisers – Franklin Advisory Services, LLC and BlackRock Investment Management, LLC. The primary persons responsible for day-to-day management of the Fund are:

Franklin Advisory Services, LLC

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Steven B. Raineri, Portfolio Manager	Since 2012
Donald G. Taylor, CPA, President, Chief Investment Officer and Portfolio Manager	Since 2010
Christopher Meeker, CFA, Portfolio Manager	Since 2015

BlackRock Investment Management, LLC

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Christopher Bliss, CFA, CPA, Managing Director and Portfolio Manager	Since 2011
Alan Mason, Managing Director and Portfolio Manager	Since 2014
Greg Savage, CFA, Managing Director and Portfolio Manager	Since 2012

Purchase and Sale of Shares

Class I shares of the Fund are offered at net asset value (“NAV”) and are available only as an underlying investment option for variable life insurance and variable annuity products (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund – you choose investment options through your variable product. The insurance companies then invest in the Fund if you choose it as an investment option, and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements, and procedures for purchase or redemption of shares of the Fund that apply to your variable product should be described in the prospectus for the variable product. Class P shares of the Fund are offered at NAV and are only available to Portfolio Optimization Portfolios.

Tax Information

Because the only shareholders of the Fund are the insurance companies offering the variable products or the Portfolio Optimization Portfolios, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, LLC (“PSD”), the Distributor for the Fund and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the variable products. Class I shares of the Fund pay a service fee to PSD that can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the Fund over another investment. Ask your salesperson for more information. Class P shares, which are only available to the Portfolio Optimization Portfolios, do not pay a service fee to PSD.